Smartsheet Appoints Alissa Abdullah to Board of Directors BELLEVUE, Wash., March 11, 2021 – Smartsheet (NYSE: SMAR), the enterprise platform for dynamic work, today announced that Alissa Abdullah has been appointed to its Board of Directors. “We are pleased to welcome Alissa Abdullah to the Smartsheet board - her breadth of knowledge across enterprise IT and the public and private sectors will bring a valuable viewpoint to the table,” said Mark Mader, President and CEO of Smartsheet. “Alissa’s technical skill set and leadership experience within the cybersecurity industry support Smartsheet’s strategy in delivering an enterprise platform for dynamic work.” Abdullah is an award-winning senior information technology and cybersecurity leader who currently serves as Deputy Chief Security Officer at Mastercard. Prior to Mastercard, she served in several executive roles including VP, Chief Information Security Officer at Xerox, Chief Information Security Officer at Stryker and Deputy Chief Information Officer for The White House during the Obama administration. “Smartsheet’s category-leading platform drives passionate customers to innovate and achieve more across their business,” said Abdullah. “It’s an exciting time for me to be joining the company, and I look forward to assisting the executive team as they drive towards their next phase of growth.” About Smartsheet Smartsheet (NYSE: SMAR) is the enterprise platform for dynamic work. By aligning people and technology so organizations can move faster and drive innovation, Smartsheet enables its millions of users to achieve more. Visit www.smartsheet.com to learn more. Forward-Looking Statements This press release contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, but are not limited to, statements about Smartsheet’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, and potential market opportunities. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “believe,” “continue,” “could,” “potential,” “remain,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: our ability to achieve future growth and sustain our growth rate, our ability to attract and retain talent, our ability to attract and retain customers (including government customers) and increase sales to our customers, our ability to develop and release new products and services and to scale our platform, our ability to increase adoption of our platform through our self-service model, our ability to maintain and grow our relationships with channel and strategic partners, the highly competitive and rapidly evolving market in which we participate, our ability to identify targets for, execute on, or realize the benefits of, potential acquisitions, and our international expansion strategies. Further information on risks that could cause actual results to differ materially from forecasted results is included in our filings with the US Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2020 filed with the SEC on December 8, 2020. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. Media Contact Lindsay Bleier pr@smartsheet.com